         1 Place Ville Marie

37th Floor

Montreal, Quebec

Canada   H3B 3P4

Tel 514-878-9641

Fax 514-878-1450

www.gowlings.com

Montréal, November 6, 2006

SEC Headquarters
Filing Department
450 Fifth Street, NW
Washington, DC 20549

Re:	Cadiscor Resources Inc. Registration statement Form 10-SB Our File No.: L104040003

Sirs:

We hereby consent to the use of our name and the reference to our opinion in “Part 1, Item 1(d) Enforceability of civil liabilities against foreign persons” of the Registration Statement Form 10-SB of Cadiscor Resources Inc. dated November 6, 2006.

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